UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2011

Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 843-8040

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K updates the Annual Report on Form 10-K of Molycorp, Inc. (the “Company”) for the year ended December 31, 2010 (the “Form 10-K”) and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 (the “Form 10-Q”), which were filed on March 9, 2011 and May 10, 2011, respectively.

As previously reported on a Current Report on Form 8-K filed by the Company on May 25, 2011, the Company determined in May 2011 that its work in process inventory of ceric hydrate was overstated by approximately $1.7 million as of December 31, 2010 and by approximately $3.0 million as of March 31, 2011, $1.3 million of which related to the three months ended March 31, 2011 and $1.7 million related to the fourth quarter of 2010, which was also revised.

The Company has adjusted its consolidated financial statements for the year ended December 31, 2010 and for the three months ended March 31, 2011 to eliminate the overstatement of its work in process inventory of ceric hydrate. Such revised consolidated financial statements were previously included in the Company’s Registration Statement on Form S-1 (Registration No. 333-174458) filed on May 24, 2011. The revised financial statements included in Exhibit 99.1 to this Current Report on Form 8-K update and supersede the Company’s financial statements included as Item 8 on the Form 10-K and included as Item 1 on the Form 10-Q. Additionally, Exhibit 99.1 to this Current Report on Form 8-K updates the Selected Financial Data included as Item 6 and Management’s Discussion and Analysis of Financial Condition and Results of Operations included as Item 7 on the Form 10-K and as Item 2 on the Form 10-Q.

Further, the Company has assessed the materiality of this misstatement in accordance with the SEC’s Staff Accounting Bulletin No. 99 and concluded that this error is not material to the Company’s previously issued consolidated financial statements.

All other items of the Form 10-K and the Form 10-Q remain unchanged, and no attempt has been made to update matters in the Form 10-K or the Form 10-Q, except to the extent expressly provided above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Update to Selected Items of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

By: /s/ James S. Allen
Name: James S. Allen
Title: Chief Financial Officer and Treasurer

Date: August 5, 2011

Exhibit Index

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Update to Selected Items of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011